SECURITIES PURCHASE AGREEMENT

            SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of January 26, 1998, by and among TII INDUSTRIES, INC., a Delaware corporation, with headquarters located at 1385 Akron Street, Copiague, NY, 11726 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

            WHEREAS:

            A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("REGULATION D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended and the rules and regulations thereunder, or any similar statute (collectively, the "1933 ACT");

            B. The Company has authorized the following new series of its Preferred Stock, par value $1.00 per share (the "PREFERRED STOCK"): the Company's Series C Convertible Preferred Stock (the "PREFERRED SHARES"), which shall be convertible into shares of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), in accordance with the terms of the Company's Certificate of Designation substantially in the form attached hereto as Exhibit A (the "CERTIFICATE OF DESIGNATION");

            C. The Company has authorized the issuance of Warrants, in substantially the form attached hereto as Exhibit B (the "WARRANTS"), to purchase shares of Common Stock (as exercised, the "WARRANT SHARES").

            D. The Buyers wish to purchase, upon the terms and conditions stated in this Agreement, initially an aggregate of 5,000 of the Preferred Shares and Warrants exercisable for the purchase of an aggregate of 200,000 shares of Common Stock, at the rate of one Preferred Share and a Warrant to purchase 40 shares of Common Stock for each $1,000 to be invested by such Buyer as set forth opposite each Buyer's name on the Schedule of Buyers;

            E.    Contemporaneously  with the  execution  and  delivery  of this
Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit C (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

            NOW THEREFORE, the Company and the Buyers hereby agree as follows:

            1.    PURCHASE AND SALE OF PREFERRED SHARES.

                  a. PURCHASE OF PREFERRED SHARES. Subject to satisfaction (or waiver) of the conditions set forth in Sections 6(a) and 7(a) below, the Company shall issue



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                        and sell to the Buyers and the  Buyers  severally  shall
                        purchase   from  the  Company  an   aggregate  of  5,000
                        Preferred Shares and Warrants to purchase an aggregate of 200,000 shares of Common Stock at the rate of one Preferred Share and a Warrant to purchase 40 shares of Common Stock for each $1,000 to be invested by such Buyer, as set forth opposite each Buyer's name on the Schedule of Buyers (the "CLOSING").

                  b. THE CLOSING DATE. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m. New York City Time, within two (2) business days following the date hereof, subject to satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6(a) and 7(a) below (or such later date as is mutually agreed to by the Company and the Buyers); provided, however, that the
                        Company may extend the Closing for up to two (2) additional business days if needed to obtain confirmation of the filing of the Certificate of Designation, but any such additional days shall not be included in any time frame contained in any Transaction Document which runs from the Closing Date. The Closing shall occur on the Closing Date at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York (or such other place as is mutually agreed to by the Company and the Buyers).

                  c.    Intentionally Omitted.

                  d.    Intentionally Omitted.

                  e.    Intentionally Omitted

                  f. FORM OF PAYMENT. On the Closing Date, (i) each Buyer shall pay the Purchase Price to the Company for the Preferred Shares and Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the
                        Company's written wire instructions, and (ii) the Company shall deliver to each Buyer, (x) stock certificates (in the denominations as such Buyer shall request) (the "STOCK CERTIFICATES") representing such number of the Preferred Shares and (y) the Warrants which such Buyer is then purchasing, each duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

            2.    BUYER'S REPRESENTATIONS AND WARRANTIES.

                  Each Buyer represents and warrants with respect to only itself that:

                  a.    INVESTMENT   PURPOSE.   Such  Buyer  is  acquiring   the
Preferred Shares and Warrants (and intends to acquire the Conversion Shares and the Warrant Shares) for its own account



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for  investment  only and not with a view  towards,  or for resale in connection with, the public sale or distribution thereof (the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares being collectively referred to herein as the "SECURITIES").

                  b. INVESTOR STATUS. Raphael L.P. and Ramius Fund, Ltd. are each a "qualified institutional buyer", as that term is defined in Rule 144A(a)(1) promulgated under the 1933 Act and Leonardo, L.P., GAM Arbitrage Investments, Inc. and AG Super Fund International Partners, L.P. are each an "accredited investor", as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the 1933 Act. No Buyer is a resident of or domiciled in the United States. Such Buyer was not offered securities or solicited by the Company, any proposed underwriter or any other person with respect to the Company's Registration Statement (since withdrawn) filed on October 22, 1997 and has not reviewed nor been provided with a copy of the preliminary prospectus contained therein or the preliminary prospectus dated November 7, 1997.

                  c. RELIANCE ON EXEMPTIONS. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

                  d. INFORMATION. Such Buyer and its advisors, if any, have been afforded the opportunity to review all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer, including all SEC Documents (as defined below). Such Buyer and its advisors, if any, have been afforded the opportunity to review the Company's Annual Report on Form 10-K for the year ended June 27, 1997 (as amended), Quarterly Report on Form 10-Q for the quarter ended September 26, 1997, Proxy Statement being used in connection with the Company's Annual Meeting of Stockholders to be held on January 21, 1998 and Current Reports on Form 8-K dated (date of earliest event reported) July 29, 1997 and January 6, 1998, each of which have been filed as SEC Documents and the "Risk Factors" annexed hereto as Exhibit D, and has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                  e. NO GOVERNMENTAL REVIEW. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.


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




                  f. TRANSFER OR RESALE. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("RULE 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                  g. LEGENDS. Such Buyer understands that the certificates or other instruments representing the Preferred Shares and the Warrants and, until such time as the sale of the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form or, in the case of the Warrants, the legend on the face of the Warrant as set forth in Exhibit B hereto (and a stop-transfer order may be placed against transfer of such stock certificates):

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of such Securities may be made without registration under the 1933 Act, or (iii) such holder provides the Company with reasonable assurances that such Securities can be sold pursuant to paragraph (k) of Rule 144. Each


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



Buyer acknowledges, covenants and agrees to sell the Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement that is effective and current under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act.

                  h. AUTHORIZATION; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                  i. RESIDENCY. Such Buyer is a resident of the jurisdiction specified in the Schedule of Buyers.

                  j. SECTION 9 OF THE SECURITIES EXCHANGE ACT. So long as a Buyer holds any Preferred Shares, such Buyer will comply at all times with the provisions of Section 9 of the Securities Exchange Act of 1934, as amended (the "1934 ACT"), and the rules promulgated thereunder with respect to transactions involving the securities of the Company.

            3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to each of the Buyers that:

                  a. ORGANIZATION AND QUALIFICATION. The Company and its subsidiaries other than subsidiaries which, if considered as a single subsidiary would not constitute a "significant subsidiary" within the meaning of Rule 1-02(w) of Regulation S-X promulgated by the SEC (a complete list of subsidiaries not so excluded is set forth in Schedule 3(a); all references in this Agreement to subsidiaries are limited to those subsidiaries set forth on
Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith.

                  b. AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Warrants, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as

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defined  in  Section  5) and each of the other  agreements  entered  into by the parties  hereto  in  connection  with  the  transactions  contemplated  by  this
Agreement  (collectively,   the  "TRANSACTION  DOCUMENTS"),  and  to  issue  the
Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents and the Certificate of Designations by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Preferred Shares and the Warrants and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares upon exercise of the Warrants, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, except as contemplated Section 4(f), (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by
general   principles   of   equity   or   applicable   bankruptcy,   insolvency,
reorganization, moratorium, liquidation or other laws relating to, or affecting generally, the enforcement of creditors' rights and remedies, and (v) prior to the Closing Date, the Certificate of Designation will be filed with the Secretary of State of the State of Delaware and will be in full force and effect, enforceable against the Company in accordance with its terms.

                  c. CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of (i) 30,000,000 shares of Common Stock, of which, as of the close of business on January 23, 1998, 7,607,414 shares were issued and outstanding, and (in addition to the Conversion Shares and the Warrant Shares) 2,795,126 shares are reserved and available for issuance pursuant to outstanding options, warrants and other securities convertible into or exchangeable for Common Stock set forth on Schedule 3(c) and an additional 121,500 shares were reserved for issuance under the Company's stock option plans and (ii) 1,000,000 shares of Preferred Stock, none of which were issued, or outstanding or reserved for issuance. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), no shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights (except for anti-dilution provisions contained in such options, warrants and convertible securities) or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except as contained in the warrants disclosed in Schedule 3(c)) and (iv) there are no outstanding securities of the Company or any of its subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by

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which the Company or any of its  subsidiaries is or may become bound to redeem a security  of the  Company or any of its  subsidiaries.  Except as  disclosed  in
Schedule 3(c), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement except, potentially, under the warrants issued (originally) to Ladenburg, Thalmann & Co. Inc disclosed in Schedule 3(c). The Company has furnished to the Buyers true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's By-laws, as in effect on the date hereof (the "BY-LAWS"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

                  d. ISSUANCE OF SECURITIES. The Preferred Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issue thereof and (iii) entitled to the rights and preferences set forth in the Certificate of Designation. Two million two hundred eighty thousand (2,280,000) shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) have been duly authorized and reserved for issuance upon conversion of the Preferred Shares and two hundred thousand (200,000) shares of Common Stock (subject to adjustment pursuant to the Company's covenant set forth in Section 4(f) below) have been duly authorized and reserved for issuance upon exercise of the Warrants. Upon conversion in accordance with the Certificate of Designation, the Conversion Shares and, upon exercise in accordance with the Warrants, the Warrant Shares, will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Based, in part, upon the representations, warranties and covenants of the Buyers contained herein, the issuance by the Company of the Preferred Shares and the Warrants, is exempt from registration under the 1933 Act and the Conversion Shares and the Warrant Shares will be exempt from registration under the 1933 Act.

                  e. NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Conversion Shares) will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock, or the By-laws of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except that the redemption of the Preferred Shares may violate (x) the Revolving Credit Loan Agreement dated January 31, 1995, as amended, between TII International, Inc., the Company and The Chase Manhattan Bank and (y) the Finance Agreement dated June 2, 1991, as amended, between the Company and Overseas Private Investment Corporation and any conversion of Preferred Shares at an exercise price below $2.50 per share (adjusted for stock dividends, stock splits and combinations and the like) may violate said Finance Agreement) or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except to the extent that matters within clauses (ii) and (iii) immediately above would not have a Material Adverse
Effect. Except as disclosed in Schedule 3(e), neither the Company nor its subsidiaries is in violation of any term of or in default under (i) the Certificate of Incorporation or the By-laws or their organizational charter or by-laws, respectively, or (ii) any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries, except to the extent that such violation or default would not have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except to the extent that such violation would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and the 1934 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents or the Certificate of Designations in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not in violation of the listing requirements of the Nasdaq National Market and is not aware of any facts which would reasonably lead to delisting of the Common Stock by the Nasdaq National Market in the foreseeable future.

                  f. SEC DOCUMENTS; FINANCIAL STATEMENTS. Since June 29, 1996, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has made available to each Buyer or its respective representatives true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its subsidiaries or any of their officers, directors, employees or agents have provided the Buyers with any material, nonpublic information.

                  g.    ABSENCE  OF  CERTAIN  CHANGES.  Except as  disclosed  in
Schedule 3(g) or reflected or contemplated in any SEC Documents, since June 27, 1997 there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition or results of operations of the Company or its subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or any of its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

                  h. ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's subsidiaries or any of the Company's or the Company's subsidiaries' officers or directors in their capacities as such, except as expressly set forth in Schedule 3(h).

                  i. ACKNOWLEDGMENT REGARDING BUYERS' PURCHASE OF PREFERRED SHARES. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  j. NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES. No material event, liability, development or circumstance has occurred or exists, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement (including by way of incorporation by reference) filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

                  k. NO GENERAL SOLICITATION. Subject, in part, to the accuracy of the Buyer's representation and warranty contained in Section 2(b), neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                  l. NO INTEGRATED OFFERING. Subject, in part, to the accuracy of the Buyer's representations and warranties, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq National Market, nor will the Company or any of its subsidiaries take any action or steps that would require registration of the Securities under the 1933 Act for issuance hereunder or cause the offering of the Securities to be integrated with other offerings.

                  m. EMPLOYEE RELATIONS. Neither the Company nor any of its subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. Neither the Company nor any of its subsidiaries is a party to a collective bargaining agreement, and the Company and its subsidiaries believe that relations with their employees are good.

                  n. INTELLECTUAL PROPERTY RIGHTS. To the knowledge of the Company, the Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, except to the extent that the failure to possess such rights or licenses would not have a Material Adverse Effect, and except further to the extent that the Company or its subsidiaries lack such rights or licenses, they are using or shall use commercially reasonable efforts to secure such rights or licenses. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing, except for such facts and circumstances which would not have a Material Adverse Effect.

                  o. ENVIRONMENTAL LAWS. The Company and its subsidiaries (i) are in compliance with applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except to the extent that a failure with respect to the matters within clauses (i), (ii) and (iii) above would not have a Material Adverse Effect.

                  p. TITLE. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, except to the extent that the failure to have good and marketable title would not have a Material Adverse Effect, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(p) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries. Except as discussed in the SEC Documents, any real property and facilities held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                  q. INSURANCE. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

                  r.    REGULATORY  PERMITS.  The Company  and its  subsidiaries
possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except to the extent that the failure to possess such certificates, authorizations and permits would not have a Material Adverse Effect; and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

                  s. INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  t. NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect.

                  u. TAX STATUS. The Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and the Company and its subsidiaries have set aside on their books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

                  v. DILUTIVE EFFECT. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Preferred Shares issuable will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

                  w. NO OTHER AGREEMENTS. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

            4.    COVENANTS.

                  a. BEST EFFORTS. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

                  b. FORM D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

                  c. REPORTING STATUS. Until the earlier of (i) the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares and Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) the date on which (A) the Investors shall have sold all the Conversion Shares and Warrant Shares and (B) none of the Preferred Shares and Warrants are outstanding (the "REGISTRATION PERIOD"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  d. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Preferred Shares for substantially the same purposes and in substantially the same amounts as indicated in Schedule 4(d).

                  e. FINANCIAL INFORMATION. The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within two (2) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its subsidiaries and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

                  f. RESERVATION OF SHARES. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the Warrant Shares and no less than 150% of the number of shares of Common Stock needed to provide for the issuance of the Conversion Shares.

                  g. RIGHT OF FIRST REFUSAL. So long as at least an aggregate of 10% of the Preferred Shares issued at the Closings remain outstanding, but subject to the exceptions described below, the Company shall not enter into a binding agreement or otherwise agree with any party for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or securities convertible or exchangeable into or for equity securities of the Company (including debt securities with an equity component) in any form ("FUTURE OFFERINGS") during the period beginning on the Closing Date and ending on and including the date which is 365 days after the Closing Date, unless it shall have first delivered to each Buyer or a designee appointed by such Buyer written notice (the "FUTURE OFFERING NOTICE") describing the proposed Future Offering, including the terms and conditions thereof, and providing each Buyer an option to purchase up to its Aggregate Percentage (as defined below), as of the date of delivery of the Future Offering Notice, in the Future Offering on the same terms and conditions set forth in the Future Offering Notice (the limitations referred to In this sentence are collectively referred to as the "CAPITAL RAISING LIMITATION"). For purposes of this Section 4(g), "AGGREGATE

PERCENTAGE" at any time with respect to any Buyer shall mean the percentage obtained by dividing (i) the aggregate number of Conversion Shares issued or issuable, as if a conversion occurred on such date, upon conversion of the Preferred Shares held by such Buyer (without giving effect to the limitations on conversion contained herein or in the Certificate of Designations) by (ii) the aggregate number of Conversion Shares issued or issuable, as if a conversion occurred on such date, upon conversion of all of the Preferred Shares held by the Buyers. A Buyer can exercise its option to participate in a Future Offering by delivering written notice thereof to participate to the Company within ten
(10) business days of receipt of a Future Offering Notice, which notice shall state the quantity of securities being offered in the Future Offering that such Buyer will purchase, up to its Aggregate Percentage, and that number of securities it is willing to purchase in excess of its Aggregate Percentage. In the event that one or more Buyers fail to elect to purchase up to each such Buyer's Aggregate Percentage then each Buyer which has indicated that it is willing to purchase a number of securities in excess of its Aggregate Percentage shall be entitled to purchase its pro rata portion (based on the number of securities which each Buyer electing to purchase securities has elected to purchase) of the securities in the Future Offering which one or more Buyers have not elected to purchase. In the event the Buyers fail to elect to fully participate in the Future Offering within the periods described in this Section 4(g), the Company shall have 45 days thereafter to sell the securities of the Future Offering respecting which such Buyer's rights were not exercised, upon terms and conditions, no more favorable to the purchasers thereof than specified in the Future Offering Notice. In the event the Company has not sold such securities of the Future Offering within such 45 day period, the Company shall not thereafter issue or sell such securities without first offering such securities to the Buyers in the manner provided in this Section 4(g). The Capital Raising Limitation shall not apply to (i) a loan from a commercial bank,
(ii) any transaction involving the Company's issuances of securities (A) as consideration in a merger or consolidation, (B) in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or (C) as consideration for the acquisition of a business, product or license by the Company, (iii) the issuance of Common Stock in an underwritten public offering, (iv) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, and (v) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants. The Buyers shall not be required to participate or exercise their right of first refusal with respect to a particular Future Offering in order to exercise their right of first refusal with respect to later Future Offerings.

                  h. LISTING. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon the Nasdaq National Market, The New York Stock Exchange, Inc. ("NYSE") or The American Stock Exchange, Inc. ("AMEX"), upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall use its best efforts to maintain the Common Stock's authorization for quotation on the Nasdaq National Market, NYSE or AMEX (but shall not be responsible for deficiencies caused by changes in the market price of its Common Stock, the effects of operational results or changes in the listing and qualification maintenance standards adopted by any of such self-regulatory organizations). Neither the Company nor any of its subsidiaries shall take any intentional action which may result in the delisting or suspension of the Common Stock on the Nasdaq National Market, NYSE or AMEX. The Company shall promptly provide to each Buyer copies of any notices it receives from the Nasdaq National Market, NYSE or AMEX regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(h).

                  i. SHORT SALES. Buyers agree not to enter into any short position involving the Common Stock (including by selling put equivalent positions, as that term has meaning under the rules promulgated by the SEC under
Section 16(a) of the 1934 Act), at a sales price per share of Common Stock of less than $4.45 until, and including, 120 days after the Closing.

                  j. FILING OF FORM 8-K. On or before the tenth (10th) day following each of the Closing Dates, the Company shall file a Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Documents and consummated at such Closing, in each case in the form required by the 1934 Act and including a copy of Certificate of Designation as an exhibit to such report. Neither such Report nor any other report filed by the Company with the SEC shall include the name of any Buyer nor file a copy of this unless in response to a comment received from the SEC.

                  k. UNDERWRITING LOCK-UP AGREEMENTS. At any time during the period beginning on and including the Closing Date and ending on the date which is four years after the Closing Date, the Company may require that all, but not less than all, of the holders of the Preferred Shares and Warrants agree to sign a "lock-up" agreement with the underwriters of a public offering of the Common Stock pursuant to which the holders would agree not to sell any Conversion Shares or Warrant Shares during the period beginning on the date designated by the underwriters, which date shall be not less than 10 days after the holders' receipt of such notice (no longer than 10 days prior to the anticipated effective date of the registration statement for such offering), and ending on the date which is not longer than (i) the number of days during which the Company's principal officers have agreed to similar restrictions or (ii) 60 days after the beginning of the lock-up period as designated by the underwriters (the "UNDERWRITING LOCK-UP PERIOD"). The Company shall exercise this right by delivering written notice (the "LOCK-UP REQUEST NOTICE") of such request to all of the holders of the Preferred Shares and Warrants then outstanding at least 10 days prior to the date on which the Underwriting Lock-Up Period will begin, but in no event prior to the initial filing of the registration statement for such proposed offering. The Lock-up Request Notice shall state (i) that the underwriters of such offering have requested that the holders of the Preferred Shares and Warrants enter into "lock-up" agreements, (ii) the date on which the Underwriting Lock-Up Period will begin and (iii) the name of the managing underwriters of the proposed offering. Notwithstanding the foregoing, the Company shall not be entitled to require the holders to enter into lock-up agreements unless (A) the Underwriting Lock-Up Period is not more than 60 days or such lesser number of days during which the Company's principal officers have agreed to similar restrictions, (B) the Underwriting Lock-Up Period shall terminate immediately upon the termination or abandonment or indefinite delay of the underwritten offering, (C) the managing underwriters for such proposed offering are included on the Schedule of Underwriters attached to this Agreement, (D) the preliminary prospectus for such underwritten public offering reflects a price per share to the public of not less than $7.50 per share (to be adjusted for stock dividends, splits, combinations and similar events) and an aggregate gross proceeds to the Company of at least $10,000,000, (E) there has been no other Underwriting Lock-Up Period in the 365 days prior to the date of the Lock-Up Request Notice, and (F) there has been no Grace Period (as defined in the Registration Rights Agreement) during the period beginning on and including the date which is ten days prior to the initial filing of the registration statement for the proposed offering and ending on and including the first day of the Underwriting Lock-Up Period. In the event the Company requires an Underwriting Lock-Up Period, the Mandatory Conversion Date (as defined in the Certificate of Designations) shall be delayed two days for each day in the Underwriting Lock-Up Period as provided in Section 2(g) of the Certificate of Designations. If the Company delivers a Lock-Up Request Notice and the underwritten public offering is not consummated within 90 days of the first day of the Underwriting Lock-Up Period, then the Company may require an Underwriting Lock-Up Period pursuant to this Section 4(k) on only one other occasion.

                  l. LISTING OF SHARES ON NASDAQ. Promptly following the Closing, but no later than ten (10) days thereafter, the Company shall file all necessary applications and documents so that all of the Conversion Shares (up to the Exchange Cap) and the Warrants Shares issuable upon conversion of the Preferred Shares to be sold at the Closing shall be listed upon the Nasdaq National Market.

                  m. ADDITIONAL GOOD STANDING CERTIFICATES. If the Company has not obtained good standing certificates for TII-Ditel, Inc. and Crown Tool & Die, Inc. on or prior to the Closing Date pursuant to Section 7(a)(x), then promptly following the Closing, but no later than ten (10) days thereafter, the Company shall provide to the Buyers an updated good standing certificate for TII-Ditel, Inc. and a good standing certificate for Crown Tool & Die, Inc.

            5.    TRANSFER AGENT INSTRUCTIONS.

                  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Preferred Shares (the "IRREVOCABLE TRANSFER AGENT INSTRUCTIONS"), subject to the maximum number of shares provided for in Sections 2(j) and 12 of the Certificate of Designation. Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the 1933 Act) or Sections 4 or 12 of the Certificate of Designation will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5 shall affect in any way each Buyer's obligations and agreements set forth in Section 2(g) to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form and substance to the Company, that registration of a resale by such Buyer of any of such Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer and without any restrictive legends. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

            6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  a. CLOSING DATE. The obligation of the Company hereunder to issue and sell the Preferred Shares and the Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                  (i) Such Buyer shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

                  (ii) Such Buyer shall have delivered to the Company the Purchase Price for the Preferred Shares and the Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                  (iii) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

                  b.    Intentionally Omitted.

                  c.    Intentionally Omitted.

            7.    CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

                  a. CLOSING DATE. The obligation of each Buyer hereunder to purchase the Preferred Shares and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

                  (i) The Company shall have executed each of the Transaction Documents, and delivered the same to such Buyer.

                  (ii) The Certificate of Designation shall have been filed with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to counsel for such Buyer.

                  (iii) The Common Stock shall be authorized for quotation on the Nasdaq National Market, NYSE or AMEX, and trading in the Common Stock on the Nasdaq National Market, NYSE or AMEX shall not have been suspended by the SEC, the Nasdaq Stock Market, Inc., NYSE or AMEX.

                  (iv) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in
Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3(c) above.

                  (v) Such Buyer shall have received the opinions of the Company's outside counsel and inside counsel dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibits E-1 and E-2, respectively, attached hereto.

                  (vi) The Company shall have executed and delivered to such Buyer (x) the Stock Certificates for the Preferred Shares and (y) the Warrants being purchased by such Buyer at the Closing.

                  (vii) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3(b)(ii) above and in a form reasonably acceptable to such Buyer (the "RESOLUTIONS").

                  (viii)As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, at least 2,280,000 shares of Common Stock solely for the purpose of effecting the conversion of the Preferred Shares, and 200,000 shares of Common Stock solely for the purpose of the exercise of the Warrants.

                  (ix) The Irrevocable Transfer Agent Instructions, in the form of Exhibit F attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

                  (x) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company and each subsidiary in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing.

                  (xi) The Company shall have delivered to such Buyer a secretary's certificate certifying as to (a) the Resolutions, (b) its Certificate of Incorporation and (c) its Bylaws, each as in effect at the Closing.

                  (xii) The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by the Transaction Documents as such Buyer or its counsel may reasonably request.

                  b.    Intentionally Omitted.

                  c.    Intentionally Omitted.

            8.    INDEMNIFICATION.

                  In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, the Certificate of Designation or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, the Certificate of Designations or any other certificate, instrument or document contemplated hereby or thereby, or (c) except as may directly result from a material breach of any representations, warrants, covenant, agreement or obligation of a Buyer contained in a Transaction Document, the Certificate of Designation or any other certificate, instrument or document contemplated hereby or thereby, any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

            9.    GOVERNING LAW; MISCELLANEOUS.

                  a. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Law or Article 8 of the New York Uniform Commercial Code). Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  b. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

                  c.    HEADINGS.   The  headings  of  this  Agreement  are  for
convenience   of   reference   and  shall  not  form  part  of,  or  affect  the
interpretation of, this Agreement.

                  d.    SEVERABILITY.  If any provision of this Agreement  shall
be  invalid  or   unenforceable   in  any   jurisdiction,   such  invalidity  or
unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding.

                  f. NOTICES. Any notices consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically generated and kept on file by the sending party); (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                  Paul Sebetic, CFO
                  TII Industries, Inc.
                  1385 Akron Street
                  Copiague, NY 11726
                  (516) 789-2228

            With a copy to:

                  Richard A. Rubin, Esq.
                  Parker Chapin Flattau & Klimpl, LLP
                  1211 Avenue of Americas
                  New York, NY 10036
                  (212) 704-6288

            If to the Transfer Agent:

                  Mr. Dennis M. Sneyers
                  Harris Trust and Savings Bank
                  311 West Monroe Street
                  Chicago, IL 60606
                  (312) 765-8052

            If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers.

            Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                  g. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of two-thirds (2/3) of the Preferred Shares then outstanding, except pursuant to a Major Transaction (as defined in Section 3(c) of the Certificate of Designations) in compliance with Section 3 of the Certificate of Designations. A Buyer may assign some or all of its rights hereunder to affiliates or associates of such Buyer, without the consent of the Company, and to others, with the consent of the Company; provided, however, that
(i) any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption and (ii) the assignee executes a copy of this Agreement and makes each of the representations, warranties and covenants of its assignor contained herein, and agrees to be bound by all of the provisions of the Transaction Documents and the Certificate of Designation.

                  h. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

                  i.    SURVIVAL.  Unless this  Agreement  is  terminated  under
Section 9(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive each of the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  j. PUBLICITY. The Company and one representative selected by the Buyers shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to issue the press release in the form annexed hereto as Exhibit G and make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the

Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  k. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  l. TERMINATION. In the event that the Closing shall not have occurred with respect to any Buyer on or before four (4) business days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(l), the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(i) above.

                  m. PLACEMENT AGENT. The Company acknowledges that it has engaged Jesup & Lamont Securities Corp. as placement agent in connection with the sale of the Preferred Shares.

                  n. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  o. EXPENSES. Each party will bear its own expenses incurred in the preparation and closing of the Transaction Documents and in reviewing the Registration Statement provided for in the Registration Rights Agreement.

                  p. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.


COMPANY:                                                BUYERS:

TII INDUSTRIES, INC.                           LEONARDO, L.P.
                                               By: Angelo, Gordon & Co., L.P.
                                               Its: General Partner

By: /S/ TIMOTHY J. ROACH                       By: /S/ MICHAEL L. GORDON
    ------------------------                       ------------------------
Name:   TIMOTHY J. ROACH                           Name: Michael L. Gordon
Its:    PRESIDENT                                  Its: Chief Operating Officer

                                               GAM ARBITRAGE INVESTMENTS, INC.
                                               By: Angelo, Gordon & Co., L.P.
                                               Its: Investment Advisor


                                               By: /S/ MICHAEL L. GORDON
                                                   ------------------------
                                               Name: Michael L. Gordon
                                               Its: Chief Operating Officer


                                               AG SUPER FUND INTERNATIONAL
                                                         PARTNERS, L.P.
                                               By: Angelo, Gordon & Co., L.P.
                                               Its: General Partner

                                               By: /S/ MICHAEL L. GORDON
                                                   ------------------------
                                                    Name: Michael L. Gordon
                                                    Its: Chief Operating Officer


                                               RAPHAEL, L.P.

                                               By: /S/ MICHAEL L. GORDON
                                                   ------------------------
                                                    Name: Michael L. Gordon
                                                    Its: Chief Operating Officer

                                               RAMIUS FUND, LTD.
                                               By:  AG Ramius Partners, L.L.C.
                                               Its:  Investment Advisor

                                               By:  /S/ MICHAEL L. GORDON
                                                   ------------------------
                                               Name:  Michael L. Gordon
                                               Its:  Managing Officer